GATX Corporation August 2003 NYSE: GMT

Specialized finance and leasing company with leadership positions in core markets Quality pool of long-lived assets Significant cash flow generation with ability to manage investment volume Substantial liquidity position Generating significant savings from cost reduction initiatives Positioned to leverage upside as markets continue to improve Investment Highlights 2

Asset Mix Largest lessor of tank cars in North America; 105 year history One of the largest commercial aircraft operating lessors worldwide; 35 year history One of the largest independent IT lessors; 20 year history $7.6 billion NBV Owned Assets (On and Off-Balance Sheet) as of 3/31/03 * Announced exit or curtailment of activities in these businesses Rail Air Information Technology Specialty * Venture * Other by NBV 47 26 8 12 3 4 3

Business Update Encouraging market indicators Fleet utilization improving but lease rate pressure continues Ordered 7,500 new cars under five-year program Expanding European presence Rail Air High fleet utilization Limited exposure to bankrupt U.S. air carriers Pricing pressure and volatility continue Technology Other Focused on generating volume growth and portfolio acquisitions Exiting Venture and curtailing investment in Specialty 4

Rail North America's largest tank car lessor, leading locomotive lessor Own or have interest in 166,000 railcars worldwide Expanding international presence with over 35,000 cars Leading service provider to shippers in chemical, petroleum, and food industries Over 1,000 customers Strong credit profile Service-intensive business Repair, maintenance, tracking, training, engineering support North American utilization at 93% (up from 91% at 12/02) Rail Air Technology Specialty Venture by NBV 45 26 9 12 4 Rail 47% 5

Air One of the largest commercial aircraft operating lessors/managers worldwide Portfolio well suited for current market conditions Focus on narrowbody aircraft Weighted average age of aircraft portfolio is 5 years Utilization over 96% Geographically diverse customer base Limited new order book 6 new deliveries in 2003; all placed 3 new deliveries in 2004; 1 under contract Lease restructuring and pricing pressure will continue Rail Air Technology Specialty Venture by NBV 45 26 9 12 4 Air 26% 6

Rail Air Information Technology Specialty Venture by NBV 45 26 9 12 4 Information Technology 8% One of the largest independent Information Technology equipment lessors with 20 plus years of experience Focused on financeable credits with high volume IT needs Portfolio characterized by diversification across customers and equipment types Service-intensive business combining IT equipment leasing with life cycle management and other services Technology 7

Announced planned exit from Venture and curtailment of Specialty Finance in December 2002 Reduces volatility Enhances clarity and liquidity Venture $225 mm in total assets Expect to run-off portfolio Short-lived asset base Specialty Finance $759 mm of diversified leases/loans, equipment types Run-off over longer period Maintaining third-party asset management, portfolio acquisition capabilities and select investment platforms Venture and Specialty 8

Financial Highlights Expect income in range of $1.16 per share for 2003, absent further air-related impairments and charges Continued strong cash flow and liquidity despite challenging economic conditions Sound financial ratios Portfolio quality stabilized 9

Financial Summary (millions) 2002 2001 2000 Revenues $1,274 $1,488 $1,311 Operating Cash Flow + Portfolio Proceeds 1,323 1,389 1,029 Short-term Debt (net of unrestricted cash) (204) 66 367 Recourse Debt * 4,493 3,956 4,151 Nonrecourse Debt * 948 1,043 815 Capital Lease Obligations 144 163 164 Total Debt 5,381 5,228 5,497 Recourse Leverage * 5.0x 4.3x 5.3x Coverage (EBITDAR/Adjusted Interest) 2.5x 2.8x 2.6x * Includes on- and off-balance sheet debt. 10

Credit Statistics Total assets, excluding cash * $7,429 $7,120 $6,805 Reservable assets 1,245 1,552 1,521 Financial Services investments 2,901 2,883 2,604 Allowance for losses 82 94 95 As a % of reservable assets 6.6% 6.1% 6.3% Net charge-offs and asset impairments 94 188 42 As a % of average total assets 1.3% 2.7% 0.7% Non-performing investments 95 96 78 As a % of Financial Services investments 3.3% 3.3% 3.0% (millions) 2002 2001 2000 * Includes on- and off-balance sheet assets. 11

Specialized finance and leasing company with leadership positions in core markets Quality pool of long-lived assets Significant cash flow generation with ability to manage investment volume Substantial liquidity position Generating significant savings from cost reduction initiatives Positioned to leverage upside as markets continue to improve Investment Highlights 12

Certain statements within this document may constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements are identified by words such as "anticipate," "believe," "estimate," "expects," "intend," "predict," or "project" and similar expressions. This information may involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Although the Company believes that the expectations reflected in such forward- looking statements are based on reasonable assumptions, such statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Risks and uncertainties include, but are not limited to, general economic conditions; aircraft and railcar lease rate and utilization levels; conditions in the capital markets and the potential for a downgrade in our credit rating, either of which could have an effect on our borrowing costs or our ability to access the markets for commercial paper or secured and unsecured debt; dynamics affecting customers within the chemical, petroleum and food industries; regulatory rulings that may impact the economic value of assets; competitors in the rail and air markets who may have access to capital at lower costs than GATX; additional potential write-downs and/or provisions within GATX's portfolio; impaired asset charges; and general market conditions in the rail, air, technology, venture, and other large-ticket industries. Forward-Looking Statements NYSE: GMT